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                                                                    Exhibit 23.2


                              Accountants' Consent


To the Board of Directors
AquaPenn Spring Water Company, Inc.:



We consent to the use of our report dated October 31, 1997, included in this Amendment Number 3 to Registration Statement of Form S-1 of AquaPenn Spring Water Company, Inc., and to the reference to our firm under the heading "Experts".


                                               /s/ Matson and Isom
                                               Accountancy Corporation


Redding, California
December 29, 1997